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                                                                 Exhibit 10.45

                              3M Financing Services

Master Lease Agreement

THIS MASTER LEASE AGREEMENT ("Agreement") is effective as of the date executed by Lessor ("Effective Date") and is entered into by and between 3M FINANCING SERVICES having an office at 55 Federal Road, Danbury, Connecticut 06810 (together with any successor or assignee, "Lessor"), and 1199 Mac, Inc. dba Electronic Computer Imaging, a Corporation with its principal place of business at 6601 Lyons Road Suite C-2, Coconut Creek, FL 33073 (together with any successor or permitted assignee, "Lessee").

LEASE TERMS AND CONDITIONS:

      1. LEASING. (a) Subject to the terms of this Agreement, Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor the new or equivalent of new equipment (the "Equipment") described in any schedule (each, a "Schedule") signed by Lessee and executed by Lessor. Each Schedule will incorporate all the terms of this Agreement and will constitute a separate agreement (each, a "Lease") for lease of the Equipment and license for any operating or application software (the "Software"). With respect to each Lease, capitalized terms not defined in this Agreement will have the meanings stated in the applicable Schedule. Unless it purchases the Equipment under Section 14(b) ("Options"), Lessee does not have any right or interest in the Equipment except as a lessee. This Agreement is effective from the Effective Date, and will continue until all Leases have terminated or expired.

      (b) If Software is included in the Description of Equipment, Lessee has entered into a separate license for the Software with the licensor thereof. Lessee's rights to the Software are governed by its license agreement with the Software licensor. Lessee will have a continuing right to use the Software with the Equipment in accordance with the terms of such license upon payment of all amounts due under the Lease.

      (c) If this is a Lease with a $1.00 or other fixed price Purchase Option, Lessee agrees that the cash price and the cost of financing the Equipment have been disclosed to its satisfaction and Lessee has freely chosen not to purchase for cash but to lease the Equipment and to finance any Software over time pursuant hereto.

      2. NET LEASE. EACH LEASE IS A NET LEASE. LESSEE IS UNCONDITIONALLY OBLIGATED TO PAY RENT AND OTHER AMOUNTS DUE UNDER SUCH LEASE REGARDLESS OF ANY DEFECT OR DAMAGE TO EQUIPMENT OR SOFTWARE, OR LOSS OF POSSESSION, USE OR DESTRUCTION FROM ANY CAUSE WHATSOEVER. LESSEE'S OBLIGATIONS CONTINUE UNTIL SPECIFICALLY TERMINATED AS PROVIDED IN SUCH LEASE. LESSEE IS NOT ENTITLED TO ANY ABATEMENT, REDUCTION, RECOUPMENT, DEFENSE, OR SET-OFF AGAINST RENT OR OTHER AMOUNTS DUE TO LESSOR OR ITS ASSIGNEE, WHETHER ARISING OUT OF SUCH LEASE OR OUT OF LESSOR'S STRICT LIABILITY OR NEGLIGENCE, FROM ANY THIRD PARTY, OR OTHERWISE. EACH LEASE IS A "FINANCE LEASE" AS DEFINED IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE.

      3. PURCHASE OF EQUIPMENT. (a) Lessor is not obligated to purchase or lease Equipment, including the Software, unless before the Expiration Date on a
Schedule: (i) Lessor receives from Lessee a fully signed and completed Agreement, Schedule and such other documents as Lessor may require: (ii) Lessor has confirmed to its satisfaction, either in writing or pursuant to a telephone audit, that the Equipment and any Software have been delivered and irrevocably accepted by Lessee; (iii) Lessor has received from Supplier clear and unencumbered title to the Equipment; and (iv) there is no Default (Section 13). So long as no Default has occurred, Lessor appoints Lessee its agent to inspect and accept the Equipment from Supplier simultaneously with acceptance of the Equipment for lease. For each Lease, Lessee irrevocably authorizes Lessor to adjust the Equipment Total Cost by no more than fifteen percent (15%) to account for change orders or returns, invoicing errors and similar matters, any adjustments required by commencement of any Lease after the applicable Expiration Date or to make any Leases continuous and agrees to any resulting adjustments in the TRANSACTION TERMS stated in the applicable Schedule. Lessor will send Lessee a written notice stating the final Equipment Total Cost and TRANSACTION TERMS, if different from those stated in the applicable Schedule.

      (b) If Lessor has issued any purchase order, agreement or ancillary documents (the "Purchase Agreement") for Equipment and/or Software but the Lease does not commence, Lessor may assign all rights under the Purchase Agreement to Lessee without recourse or warranty and Lessee will reimburse Lessor for all expenses incurred, plus interest at the Overdue Rate (Section 17). Lessee agrees that if a Default is declared or if Lessee fails to accept the Equipment or Software for any reason, Lessee will remain liable to Supplier to honor the purchaser's obligations under the Purchase Agreement. If Lessor has issued any Purchase Agreement to the Supplier named in any Schedule, it is at the express request and direction of Lessee. Lessee acknowledges that it may have rights under such Purchase Agreement, and that it may contact Supplier for a description of such rights or any warranties.

      4. TERM AND RENT. The Initial Term begins on the acceptance by the Lessee of the Equipment and Software (a "Lease Commencement Date"), and continues for the Initial Term stated in the applicable Schedule. Rent accrues from the Lease Commencement Date. Rent is payable either in advance or arrears as indicated in the TRANSACTION TERMS contained in the applicable Schedule and on the same day of each month as the Lease Commencement Date if the Lease Commencement Date is on or before the 20th of the month. If the Lease Commencement Date is after the 20th of the month, Rent is payable on the first day of each month. If Rent is not paid within ten (10) days of its due date, Lessee agrees to pay a late charge of ten (10) cents per dollar on, and in addition to, such Rent, but not exceeding the lawful maximum, if any, to compensate Lessor for additional collection costs not contemplated by the Lease. Advance Rent, if any, is payable upon execution by Lessee of a Schedule and is applied to the first Rent due and then to the final Rents or, at Lessor's option, to the payment of any overdue obligation of Lessee. Lessor is not required to: (i) refund any Advance Rent or Rent unless the Lease does not commence: (ii) pay any interest on Advance Rent; or (iii) keep Advance Rent in a separate account. Lessee agrees that Lessor may, at the request and on behalf of Supplier or other third party, bill and collect any amounts due for maintenance services provided by Supplier or such other third party.

      5. TAXES. Lessee agrees to pay promptly as additional Rent all license and registration fees and all taxes (excluding taxes on Lessor's net income) together with penalties and interest (collectively, "Taxes") assessed against Lessor, Lessee, any Lease, the Equipment, the purchase (including purchase by Lessee), sale, ownership, delivery, leasing, possession, use, operation or return of the Equipment or Software or its proceeds. Lessor shall not be required to contest any Taxes. Where permitted by applicable law, Lessee will report and pay all Taxes; provided that if they are reported by Lessor, Lessee will reimburse Lessor on demand for any Taxes paid by Lessor, or at Lessor's option, Lessee shall pay a portion of estimated Taxes along with each payment of Rent.

                                                           Lessee's Initials RLM
                                                                             ---


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      6. USE, MAINTENANCE AND REPAIR. (a) Lessee agrees at its own expense to:
(i) maintain the Equipment and Software in good operating condition suitable for certification by the manufacturer and in compliance with all applicable laws and manufacturer requirements or recommendations; (ii) keep in place for the term of each Lease a maintenance program covering the Equipment and Software which complies with manufacturer's requirements; (iii) use the Equipment and Software solely for business purposes, in the manner for which it was intended; (iv) ensure that all Equipment and Equipment operations conform to all applicable local, state and federal laws, health and safety guidelines; (v) pay all expenses, fines, and penalties related to the use, operation, condition or maintenance of the Equipment and Software; and (vi) comply with all license and copyright requirements of any Software, whether or not included in a Lease. Lessee agrees to permit periodic inspection of Equipment by Lessor upon reasonable written notice by Lessor to Lessee.

      (b) Lessee agrees not to attach to the Equipment any accessory, equipment or device not leased from Lessor unless it is easily removable without damaging the Equipment. Lessee agrees to pay all costs for parts, alterations, and additions to the Equipment (including those required by law), all of which will become the property of Lessor. Lessee agrees that it shall not under any circumstances install any Equipment or Software inside any other personal property. Lessor and Lessee intend the Equipment to remain personal property of Lessor.

      (c) Provided that there is no Default, Lessee is authorized on behalf of Lessor to enforce in its own name (and at its own expense) any warranty, indemnity or right to damages related to the Equipment or Software which Lessor may have against the manufacturer or Supplier.

      7. DISCLAIMER OF WARRANTIES. Lessor warrants that, so long as no Default has occurred and is continuing, Lessor or its assignee will not interfere with Lessee's use and possession of the Equipment and Software. LESSOR MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, DIRECT OR INDIRECT, EXPRESS OR IMPLIED. AS TO ANY MATTER WHATSOEVER INCLUDING, WITHOUT LIMITATION, THE DESIGN, CAPACITY, MATERIAL, WORKMANSHIP, OPERATION, CONDITION, CONFORMITY WITH ANY SPECIFICATIONS, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, HIDDEN OR LATENT DEFECT, OR AS TO ANY PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT WITH RESPECT TO THE EQUIPMENT OR SOFTWARE. LESSEE ACKNOWLEDGES THAT (i) LESSEE SELECTED THE EQUIPMENT AND SOFTWARE WITHOUT RELIANCE ON LESSOR, (2) THE EQUIPMENT AND SOFTWARE ARE LEASED FROM LESSOR "AS-IS, WHERE-IS", (3) NEITHER LESSOR NOR LESSOR'S ASSIGNEE IS THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT OR SOFTWARE OR THE REPRESENTATIVE OF EITHER. (4) NEITHER LESSOR NOR LESSOR'S ASSIGNEE IS REQUIRED TO ENFORCE ANY MANUFACTURER'S WARRANTIES ON BEHALF OF ITSELF OR OF LESSEE, (5) NEITHER LESSOR NOR LESSOR'S ASSIGNEE IS OBLIGATED TO INSPECT THE EQUIPMENT OR SOFTWARE, AND (6) NO TERM OR CONDITION OF ANY LEASE MAY BE ALTERED OR WAIVED BY ANY SALESMAN OR AGENT OF ANY SUPPLIER. NEITHER LESSOR NOR LESSOR'S ASSIGNEE SHALL BE LIABLE FOR ANY LIABILITY, LOSS OR DAMAGE CAUSED DIRECTLY OR INDIRECTLY BY THE EQUIPMENT OR SOFTWARE OR BY ITS INADEQUACY OR BY ANY EQUIPMENT OR SOFTWARE DEFECT, OR ANY FAILURE TO PROVIDE MAINTENANCE SERVICES, WHETHER OR NOT LESSOR OR ITS ASSIGNEE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LIABILITY, LOSS OR DAMAGE. NEITHER LESSOR NOR LESSOR'S ASSIGNEE SHALL HAVE ANY LIABILITY TO LESSEE OR ANY OTHER PERSON WITH RESPECT TO ANY OF THE FOLLOWING, REGARDLESS OF ANY NEGLIGENCE OF LESSOR: (1) THE USE, CONDITION, OPERATION OR PERFORMANCE OF THE EQUIPMENT OR SOFTWARE; (2) ANY INTERRUPTION OF SERVICE, LOSS OF BUSINESS OR ANTICIPATED PROFITS, OR INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES; OR (3) THE DELIVERY, SERVICING, MAINTENANCE, REPAIR, IMPROVEMENT OR REPLACEMENT OF THE EQUIPMENT OR SOFTWARE.

      8. LOSS OR DAMAGE: CASUALTY VALUE. Lessee assumes the risk of any disappearance of or damage to any part of the Equipment or Software from any cause whatsoever from the time the Equipment or Software is shipped to Lessee until it is returned to Lessor pursuant to Section 14(b). A casualty to any part of the Equipment or Software may, at Lessor's discretion, be considered a casualty as to all the Equipment and Software. Within ten (10) days of learning of any condemnation or other circumstance where the Equipment or Software is, in Lessee's reasonable opinion, irreparably damaged or permanently unfit for use ("Casualty"), Lessee will provide Lessor full details of the Casualty and will, at Lessor's option, promptly do one of the following:

      (A) Repair the Equipment or Software so that it is in good condition and working order.

      (B) Replace the Equipment or Software with like equipment or software of the same or later model, in good condition and working order. Lessee must provide Lessor with title to the replacement equipment free and clear of all liens and encumbrances.

      (C) Prepay Lessee's obligations under the applicable Lease with respect to the lost, stolen or damaged Equipment or Software. The amount required to be prepaid under option (C) shall be the sum of

            (i) all Rents due under such Lease but unpaid at the time of prepayment, plus

            (ii) all other amounts due under the terms of such Lease but unpaid at the time of prepayment, plus

            (iii) that portion of all future Rents to become due under the Lease relating to the lease of such Equipment, discounted to their present value at the agreed lease charge rate applicable to the Lease or the lowest rate permitted by law, plus

            (iv) if applicable, the Fair Market Value of such Equipment (determined in the manner described in Section 1 4(b)) calculated as of the date of such prepayment of Lessee's obligations, discounted to present value at the agreed lease charge rate applicable to the Lease or the lowest rate permitted by law, plus

            (v) if applicable, the Fixed Purchase Option to be paid at the end of the Initial Term (plus any applicable tax), discounted to present value at the agreed lease charge rate applicable to the Lease or the lowest rate permitted by law, plus

            (vi) interest on the sum of the amounts calculated pursuant to subsections (i) through (v) above accruing to the date of payment at the Overdue Rate (Section 17(f)).


      The sum of the amounts calculated pursuant to subsections (i) through (vi) above is collectively referred to as, the "Casualty Value".

      Lessor will forward to Lessee any insurance proceeds which Lessor may receive for lost, damaged or destroyed Equipment or Software provided (a) Lessee has satisfied all of its obligations to Lessor under this Section, and (b) Lessee is not otherwise in default under the terms of this Agreement or any Lease.

      9. INSURANCE. Lessee agrees, at its own expense, to maintain primary insurance coverage consisting of (i) actual cash value all risk insurance on the replacement value of Equipment and Software, naming Lessor as loss payee and
(ii) single limit public liability and property damage insurance of not less than $500,000 per occurrence (or such other amounts as Lessor may require by notice to Lessee) naming Lessee as insured and Lessor as additional insured. All insurance policies shall be in such form, amount and deductibles as are satisfactory to Lessor, All insurance policies must provide for not less than thirty (30) days written notice to Lessor of material changes in or cancellation of the policy. Premiums for all such insurance will be prepaid. Lessee will deliver evidence of such insurance to Lessor or its designee upon request and will promptly provide to Lessor all information pertinent to any occurrence which may become the basis of a claim. Lessee will not make claim adjustments with insurers except with Lessor's prior written consent. If Lessee fails to provide the required insurance, Lessor may but is not obligated to insure its interest in the Equipment and Software and Lessee agrees to pay the direct or financed cost thereof (at a rate not to exceed the highest annual rate permitted by applicable law) and a charge for costs incurred in connection therewith promptly upon receipt of invoices.

      10. REPRESENTATIONS AND WARRANTIES OF LESSEE. Lessee represents and warrants to Lessor that as of the date of each Lease and of each Lease Commencement Date:

      (a) Lessee has adequate power and capacity to enter into this Agreement, each Lease, any documents relative to the purchase of the Equipment leased under such Lease and to the license of all Software and any other documents required to be delivered in connection with the Lease (collectively, the "Documents"); the Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal and binding agreements, enforceable in accordance with their terms; there are no proceedings presently pending or threatened against Lessee which will impair its ability to perform under the Documents; and all information supplied to Lessor is accurate and complete.

      (b) Lessee's entering into the Lease and leasing the Equipment and licensing any Software does not and will not: (i) violate any judgment, order, or law applicable to the Lease, Lessee or Lessee's certificate of incorporation or by-laws (if Lessee is a corporation) or Lessee's partnership agreement (if Lessee is a partnership); or (ii) result in the creation of any lien, security interest or other encumbrance upon the Equipment or Software.

      (c) All financial data of Lessee or of any consolidated group of companies of which Lessee is a member ("Lessee Group"), delivered to Lessor have been prepared in accordance with generally accepted accounting principles, consistently applied, and fairly present the financial position and results from operations of Lessee, or of the Lessee Group, as of the stated date(s) and period(s). Since the date of the most recently delivered financial data, there has been no material adverse change in the financial or operating condition of Lessee or of the Lessee Group.

      (d) If Lessee is a corporation or partnership, it is and will be validly existing and in good standing under laws of the state of its incorporation or organization; the persons signing the Lease are acting with the full authority of its board of directors or partners (if Lessee is a partnership) and hold the offices indicated below their signatures, which are genuine.

      11. LESSEE'S AGREEMENTS. (a) LESSEE AGREES THAT IT WILL KEEP THE EQUIPMENT AND SOFTWARE FREE AND CLEAR FROM ALL CLAIMS, LIENS AND ENCUMBRANCES AND WILL NOT ASSIGN, SUBLET, OR GRANT A SECURITY INTEREST IN THE EQUIPMENT OR SOFTWARE OR IN ANY LEASE WITHOUT LESSOR'S PRIOR WRITTEN CONSENT. If and to the extent that any Lease is deemed a security agreement under the Uniform Commercial Code, and otherwise for precautionary purposes only, Lessee grants Lessor a first priority security interest in its interest in (a) Equipment and Software governed by any Lease. Such security interest secures Lessee's obligations with respect to each Lease. Lessee will notify Lessor in writing, with all details, within ten (10) days after it learns of the attachment of any lien on any Equipment or Software.


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      (b) Lessee will not relocate any unit of Equipment or Software from the
Equipment Location stated on a Schedule without the prior written approval of Lessor (which shall not be unreasonably withheld). Lessee agrees to notify Lessor immediately in writing of any change in the Equipment's or Software's location, in Lessee's corporate or business name or in the location of its executive offices.

      (c) This subparagraph (c) only applies to a Lease with a Fair Market Value Purchase Option. Lessee will not take or fail to take any action which Lessor determines will result in the disqualification of any Equipment leased for, or the recapture of, all or any portion of the accelerated cost recovery deductions permitted to Lessor by the Internal Revenue Code of 1986, as amended. Lessee will indemnify Lessor for any loss in Lessor's after tax economic yields and cash flows caused by Lessee's acts or failures to act. Lessee agrees that the Rent and Advance Rent have been calculated on Lessor's current effective corporate income tax rate. If Lessor is not taxed at such tax rate during the Initial Term because of Congressional enactment of any law, Lessor has the right to increase the Rent and Advance Rent and adjust the Casualty Value (Section 8(c)) in such a manner as will both (i) take into account that such assumption is no longer correct and (ii) preserve Lessor's after tax economic yields and cash flows. A change in the Rent, Advance Rent, or Casualty Value is effective on the effective date of such law.

      (d) Lessor may inspect the Equipment and Software during normal business hours. At Lessor's request, Lessee will attach identifying labels supplied by Lessor showing Lessor's ownership in a prominent position on each unit of Equipment. Lessor shall have the right to remove any Equipment or Software without notice and to declare the Lease in default if Equipment or Software is determined to be improperly used, maintained, operated or stored.

      (e) Within one hundred twenty (120) days of the close of each fiscal year of Lessee, Lessee will deliver to Lessor Lessee's balance sheet and profit and loss statement, certified by a recognized firm of certified public accountants. Upon request, Lessee will deliver to Lessor duplicate copies of Lessee's most recent quarterly financial report.

      12. INDEMNIFICATION. Lessee agrees to indemnify, defend and keep harmless Lessor, its agents, successors and assigns, from and against any and all losses, damages, penalties, claims and actions, including reasonable attorney's fees and expenses, arising out of or in any way related to the Equipment or the Software including, without limitation, (i) the selection, manufacture, purchase, ownership, possession, lease, acceptance or rejection, delivery, maintenance, operation or use of the Equipment or Software; or (ii) the violation of any software license; or (iii) the condition of Equipment or Software sold or disposed of after or as a result of use by Lessee excluding, however, any of the foregoing to the extent attributable to Lessor's gross negligence or willful misconduct. Lessee shall give Lessor prompt notice of any such claim or liability received by Lessee. The provisions of this Section shall survive the termination of any Lease or the applicable statute of limitations period.

      13. DEFAULT: REMEDIES. (a) Lessee shall be in default (a "Default") if, with respect to a Lease: (i) Lessor has not received Advance Rent or any other Rent within ten (10) days after its due date; or (ii) Lessee or any guarantor violates any other term of a Lease or any term of a guaranty and fails to correct such violation within ten (10) days after written notice from Lessor; or
(iii) Lessee violates the terms of any license or agreement for Software; or
(iv) Lessee or any guarantor becomes insolvent, is liquidated or dissolved, merges, transfers substantially all of its assets or stock, stops doing business or assigns its rights or property for the benefit of creditors; or (v) a petition is filed by or against Lessee or any guarantor under Title 11 of the United States Code or any successor or similar law; or (vi) (for individuals) Lessee or any guarantor dies or a guardian is appointed for Lessee's or guarantor's person; or (vii) Lessee (or any affiliate) is in default of or fails to fulfill the terms of any other agreement between Lessee and Lessor or any affiliate of either; or (viii) without Lessor's prior written consent, Lessee attempts to remove, sell, transfer, encumber, part with possession, or sublet any Equipment or Software.

      (b) At any time after a Default, Lessor may in its sole discretion declare a default under this Agreement, any Lease and any other agreement between Lessee (or any affiliate) and Lessor or its affiliate and may exercise any or all of the following remedies: (i) provide written notice to Lessee of default; (ii) as liquidated damages for loss of a bargain and not as a penalty, declare due and payable (A) the entire balance of future Rent for the full term of the Lease, discounted to present value at the agreed lease charge rate applicable to the Lease or the lowest rate permitted by law, plus (B) if applicable, an amount equal to the Fixed Purchase Option amount set forth in the Lease, discounted to present value at the agreed lease charge rate applicable to the Lease or the lowest rate permitted by law, plus (C) if applicable, Lessor's reasonable estimate of the fair market value of like equipment, determined as of the date of such Default, discounted to present value at the agreed lease charge rate applicable to the Lease or the lowest rate permitted by law, plus (D) any Rent or other amounts then due and payable under the Lease, plus (E) interest on such sum accruing to the date of payment at the Overdue Rate (Section 17(f)). Lessor has the right to require Lessee to make the Equipment and Software available to Lessor or its agents during reasonable business hours or to return it to Lessor as required by Section 14(a), or Lessor may repossess the Equipment and Software, with or without legal process, provided that Lessor shall not breach the peace in so doing. Lessor may, but is not required to, sell or lease the Equipment in bulk or in individual pieces. If Lessor intends to sell the Equipment, it may do so in a public or private sale and is not required to give notice of such sale or of any advertising. The Equipment need not be displayed at the sale. Lessee waives its right to object to the notice of the time or place of sale or lease and to the manner and place of any advertising. Lessor may, without paying rent or providing insurance, use the Equipment Location to store the Equipment or conduct any sale. The proceeds of any sale or lease will be applied in the following order of priorities: (1) to pay all of Lessor's expenses in taking, moving, holding, repairing and disposing of the Equipment and Software, if applicable; then, (2) to pay any late charges and accrued interest; then, (3) to pay accrued and unpaid Rent together with the net present value of any future Rent, the net present value of any Fixed Purchase Option or any Estimated Fair Market Value of like equipment, and all other due and unpaid sums. Any remaining proceeds will be used to reimburse Lessee for payments which it made to reduce the amounts owed to Lessor in the preceding sentence. If the Lease has a Fair Market Value Purchase Option, Lessor may keep any excess. If the proceeds of any sale or lease are not enough to pay the amounts owed to Lessor under this Section, Lessee will promptly pay the deficiency.

      (c) Lessor's remedies for Default may be exercised instead of or in addition to each other or any other legal or equitable remedies. Lessor has the right to set-off any sums received from any source (including insurance proceeds) against Lessee's obligations under each Lease. Lessee waives any defense based on statutes of limitations or waiver of rights in actions for damages. Lessor's waiver of any Default is not a waiver of its rights with respect to a different or later Default.

      14. OPTIONS. (a) At least ninety (90) days prior to the end of the term of a Lease, or in the event of a Default, Lessee agrees, at its own expense and risk, (i) to make the Equipment available for operational inspection by potential purchasers, (ii) to have the manufacturer or an independent expert selected by Lessor inspect, examine and certify that the Equipment is operating within the manufacturer's specifications; and (iii) to provide that all Equipment is cleaned and acceptable (free from all Lessee installed markings), and in such condition so that it may be immediately installed and placed into use in a similar operating environment.

      (b) At the end of the term of a Lease, or in the event of a Default, Lessee agrees, at its own expense and risk, (i) to immediately cease using the Equipment and Software; (ii) to provide to Lessor one set of operating manuals detailing Equipment configuration, operating requirements and other technical data concerning the set-up and operation of the Equipment including replacement and additions thereto, such that all documentation is completely up to date:
(iii) to pay for any repairs necessary to place the Equipment or Software in the same condition as when received by Lessee, reasonable wear and tear excepted;
(iv) without unreasonable delay, to provide for the disassembly, deinstallation, packing and transporting of the Equipment which shall include: (1) deinstallation by the manufacturer's representative (including all wire, cable and mounting hardware), (2) dismantling and handling in accordance with the manufacturer's specifications or normal industry accepted practices for new systems and (3) providing that all keys belonging to the Equipment are wired together and secured to a major component of the system; and (v) to deliver the Equipment and all copies of the Software, freight prepaid, to a carrier selected by Lessor for shipment to a location selected by Lessor.

      (c) At the end of the term of a Lease, Lessor has the right to attempt resale of the Equipment from Lessee's facility with the Lessee's full cooperation and assistance. Lessee agrees to provide to Lessor, at no expense to Lessor, one hundred twenty (120) days of free storage. During this period the Equipment must remain operational, provided with adequate electrical power, lighting, heat or air conditioning necessary to maintain and demonstrate the Equipment to any potential buyer.

      (d) So long as no Default has occurred, Lessee has the option (i) to purchase all and not less than all Equipment under a Lease at the end of the Initial Term or any renewal term on an "AS-IS, WHERE-IS" BASIS WITHOUT REPRESENTATION OR WARRANTY, for a cash purchase price as stated on the Schedule equal to (A) if applicable, the Equipment's Fair Market Value (plus any applicable sales taxes) determined as of the end of such Initial Term or such renewal term, or (B) if applicable, any other stated Fixed Purchase Option amount (plus any applicable sales tax) or (ii) to extend the Initial Term or any renewal term of a Lease for the then Fair Market Rental of the Equipment. Unless the Fixed Purchase Option price is $1.00, Lessee must give irrevocable written notice at least thirty (30) days before the end of the Initial Term to Lessor that it will purchase the Equipment or extend the Initial Term. If a Lease is renewed, Lessee's obligations (other than the amount of Rent to be paid) will remain unchanged. For the purposes of this Section, "Fair Market Value" or "Fair Market Rental" means the price or rental which Lessee and Lessor agree to which shall not be less than the price or rental which a willing buyer or lessee (who is not a used equipment dealer) would pay for the Equipment in an arm's-length transaction to a willing seller or lessor who is under no compulsion to sell or lease the Equipment. In determining "Fair Market Value" or "Fair Market Rental":
(i) the Equipment's assumed to have been maintained and returned as required by the Lease; (ii) in the case of any installed Equipment, the Equipment will be valued on an installed basis, and (iii) costs of removal from the Equipment's current location will not be included.

      (e) At the end of the term of a Lease, or in the event of a Default, until Lessee has complied with Sections 14 (a), and (b) or has purchased the Equipment pursuant to Section 14(d), Lessee shall pay Lessor Rent, as liquidated damages for lost rentals and not as a penalty, such payment to be computed on a daily basis (with one day's rent being 1/30th of the Rent) until the Equipment is returned or purchased. Lessee's obligations and all other provisions of the Lease continue until such time.


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

      15. ASSIGNMENT. LESSOR MAY, WITHOUT NOTICE TO LESSEE, ASSIGN ITS INTEREST IN A LEASE, ITS RIGHTS TO RECEIVE RENT AND OTHER SUMS DUE HEREUNDER AND ITS RIGHTS IN THE EQUIPMENT, IF REQUESTED, LESSEE AGREES TO ACKNOWLEDGE, IN WRITING, ANY ASSIGNMENT. LESSEE AGREES TO SUCH ASSIGNMENT, AND FURTHER AGREES THAT, BY SUCH ASSIGNMENT: (1) THE ASSIGNEE SHALL NOT BE CHARGEABLE WITH OR ASSUME ANY OF THE OBLIGATIONS OR LIABILITIES OF LESSOR, AND (2) THE ASSIGNEE SHALL HAVE ALL THE RIGHTS OF LESSOR UNDER THE LEASE, INCLUDING BUT NOT LIMITED TO THE RIGHT TO GIVE ALL CONSENTS, TO RECEIVE TITLE TO THE EQUIPMENT AND TO EXERCISE ALL REMEDIES THEREUNDER, AND (3) LESSEE SHALL, IN ACCORDANCE WITH THE TERMS OF SUCH LEASE AND ON INSTRUCTION FROM LESSOR, PAY ASSIGNEE ALL RENTS AND OTHER AMOUNTS DUE UNDER SUCH LEASE AS AND WHEN DUE, WITHOUT DEDUCTION OR OFFSET, NOTWITHSTANDING ANY CLAIM LESSEE MAY HAVE AGAINST LESSOR, OR RELATIVE TO THE EQUIPMENT OR SOFTWARE, OR ANY OTHER CLAIM OF LESSEE ARISING PRIOR TO THE ASSIGNMENT, AND (4) LESSEE WILL NOT ASSERT AGAINST THE ASSIGNEE ANY DEFENSE, CLAIM, COUNTERCLAIM, OR SET-OFF ON ACCOUNT OF BREACH OF WARRANTY, BREACH OF SERVICE AGREEMENT OR OTHERWISE IN ANY ACTION FOR RENT OR POSSESSION BROUGHT BY LESSOR'S ASSIGNEE, AND WILL SETTLE ALL WARRANTY, MECHANICAL, SERVICE, OR OTHER CLAIMS WITH RESPECT TO THE EQUIPMENT OR SOFTWARE DIRECTLY WITH THE LESSOR OR SOFTWARE LICENSOR, AND ASSIGNEE SHALL NOT BE LIABLE FOR SUCH SERVICE OR OTHER CLAIMS, LESSEE MAY ASSIGN A LEASE ONLY WITH THE PRIOR WRITTEN CONSENT OF LESSOR OR ITS ASSIGNEE.

      16. LESSEE'S WAIVERS. LESSEE AND LESSOR EACH WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY LITIGATION ARISING FROM OR RELATED TO A LEASE. To the extent permitted by applicable law, Lessee hereby waives all rights and remedies conferred upon a Lessee by Article 2A (Sections 508-522) of the Uniform Commercial Code, including but not limited to Lessee's rights to: (i) cancel or repudiate a Lease; (ii) reject, revoke acceptance or accept partial delivery of the Equipment or Software; (iii) recover damages from Lessor for any breach of warranty or for any other reason; and (iv) grant a security interest in any Equipment or Software in Lessee's possession. To the extent permitted by applicable law, Lessee also hereby waives any rights now or hereafter conferred by statute or otherwise (a) which may require Lessor to sell, lease or otherwise use any Equipment or Software in mitigation of Lessor's damages hereunder, or
(b) which may otherwise limit or modify any of Lessor's rights or remedies hereunder, or (c) which may require Lessor to provide Lessee with notice of default or intent to accelerate amounts becoming due.

      ANY ACTION BY LESSEE AGAINST LESSOR FOR ANY DEFAULT UNDER ANY LEASE, INCLUDING BREACH OF WARRANTY OR INDEMNITY, SHALL BE COMMENCED WITHIN ONE (1) YEAR AFTER ANY SUCH CAUSE OF ACTION ACCRUES. Lessor shall not be liable to Lessee or any other party for specific performance of any Lease or for any damages, losses, delays or failure to deliver the Equipment or Software.

      17. MISCELLANEOUS. (a) Lessee agrees that (i) for income tax purposes only, Lessor is treating Lessee as owner of any Equipment unless leased pursuant to a Lease with a Fair Market Value Purchase Option and (ii) Lessee has not received tax advice from Lessor. By signing a Lease with a Fixed Purchase Option, Lessee agrees to pay Rent (consisting of an Equipment payment and, if applicable, a Software payment) which includes a principal amount based on the cost of the Equipment and the Software and a lease charge derived from a lease charge (interest) rate. The lease charge portion of the monthly Equipment payment and Software payment may be determined by applying to the Equipment Total Cost the rate which will amortize such Equipment Total Cost (adjusting for any Advance Rent) down to the amount of the Fixed Purchase Option at a constant rate over the Initial Term by payment of the monthly Rent. The lease charge (interest) rate is the constant rate referred to in the preceding sentence. The lease charge (interest) rate can also be calculated using the Equipment Total Cost as the present value, the Purchase Option as the future value, the Rent as the payment and the stated Term. The lease charge (interest) rate may be higher than the actual annual interest rate because of the amortization of certain payments made to the Supplier, if applicable. LESSOR AND LESSEE EACH AGREE THAT IT INTENDS TO COMPLY WITH ALL APPLICABLE LAWS, INCLUDING THOSE CONCERNING THE REGULATION OF INTEREST. If this transaction were re-characterized as a financing, no lease charge, late charge, or post maturity interest charge is intended to exceed the maximum amount of time price differential or interest, as applicable, permitted to be charged or collected by applicable law. If this transaction were re-characterized as a financing and one or more of such charges exceeded such maximum, then such charges will be reduced to the legally permitted maximum charge and any excess charge will be used to reduce the initial value of the Equipment or refunded. In no event shall Lessor charge or receive nor shall Lessee pay any amounts in excess of those permitted by law.

      (b) TIME IS OF THE ESSENCE IN EACH LEASE. Lessor's failure at any time to require that Lessee strictly perform its obligations under any Lease will not prevent Lessor from later requiring such performance. Lessee agrees, upon Lessor's request, to sign any document presented by Lessor from time to time to protect Lessor's rights in the Equipment and Software. Lessee also agrees to pay Lessor's attorneys" fees and out-of-pocket expenses in protecting or enforcing its rights under a Lease up to the amount permitted by law.

      (c) All required notices will be considered to have been given if sent by registered or certified mail or recognized overnight courier service to Lessor at its address stated above and to Lessee at its address stated in the Lease or to such other place as such addressee may have designated in writing.

      (d) Each Lease constitutes the entire agreement of the parties with respect to the lease of the Equipment and financing of the Software and supersedes and incorporates all prior oral or written agreements or statements. So long as there is no Default, Lessor shall not interfere with Lessee's quiet enjoyment of the Equipment or Software. If a provision of a Lease is declared invalid under law, the affected provision will be considered omitted or modified to conform to applicable law. All other provisions will remain in full force and effect.

      (e) If Lessee fails to comply with any provision of a Lease, Lessor has the right, but is not obligated, to have such provision brought into compliance. This right is in addition to Lessor's right to declare a Default. All expenses incurred by Lessor in bringing about such compliance will be considered additional Rent which is due to Lessor within five (5) days after the date Lessor sends to Lessee a written request for payment.

      (f) In the event of any Default, all overdue payments will bear interest at the Overdue Rate, which is the lower of twenty percent (20%) per annum or the maximum rate allowed by law. Interest will accrue daily until payment in full is received.

      (g) If at Lessee's request, Lessor agrees in its sole discretion to permit the early termination of any Lease, Lessee agrees to pay Lessor a fee to compensate Lessor for its expenses and for the privilege of so doing.

      (h) All of Lessor's rights (including indemnity rights) under a Lease survive the Lease's expiration or termination, and are enforceable by Lessor, its successors and assigns.

      (i) Lessee hereby grants to Lessor the power to sign Lessee's name and generally act on behalf of Lessee to execute and file financing statements, notices of lien and other documents pertaining to any or all of the Equipment (including the Software).

      THIS AGREEMENT IS BINDING UPON LESSEE AND UPON EXECUTION, BY LESSOR AND IS FOR THE BENEFIT OF THE PARTIES HERETO, AND THEIR PERMITTED SUCCESSORS AND ASSIGNS. THIS AGREEMENT SHALL BE EFFECTIVE ONLY WHEN APPROVED AND EXECUTED BY LESSOR AT ITS OFFICES IN CONNECTICUT, SHALL BE DEEMED TO BE MADE IN CONNECTICUT AND SHALL BE GOVERNED BY CONNECTICUT LAW. LESSEE AGREES THAT ALL LEGAL ACTIONS IN CONNECTION WITH THIS AGREEMENT MAY, AT LESSOR'S OPTION, TAKE PLACE IN CONNECTICUT.

      THE TERMS OF EACH LEASE SHOULD BE READ CAREFULLY, BECAUSE ONLY THOSE TERMS INCLUDED HEREIN AND THEREIN AND NOT ANY ORAL PROMISES OR TERMS NOT INCLUDED IN A WRITTEN LEASE ARE ENFORCEABLE. A LEASE MAY NOT BE CHANGED EXCEPT BY WRITTEN AGREEMENT SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE PARTY AGAINST WHOM IT IS TO BE ENFORCED. LESSEE IRREVOCABLY AUTHORIZES LESSOR TO PREPARE AND SIGN ON BEHALF OF LESSEE ANY INSTRUMENT NECESSARY OR EXPEDIENT FOR FILING, RECORDING OR PERFECTING THE INTEREST OF LESSOR IN EACH LEASE, THE RELATED EQUIPMENT OR SOFTWARE AND THE PROCEEDS THEREOF AND AGREES TO PAY THE COST THEREOF AND OF PREPARATION OF LEASE DOCUMENTATION.

      NO LEASE ENTERED INTO IN CONNECTION WITH THIS AGREEMENT MAY BE CANCELED PRIOR TO THE EXPIRATION OF THE INITIAL TERM WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR. LESSEE WARRANTS TO LESSOR THAT THE EQUIPMENT AND SOFTWARE WILL BE USED FOR BUSINESS OR COMMERCIAL PURPOSES ONLY.

LESSOR: 3M Financing Services     LESSEE: 1199 Mac, Inc. dba Computer Imaging

By:                               By: /s/ Robert L. McDowell
    -------------------------        -----------------------

                                  Robert L. McDowell
-----------------------------     --------------------------
(Print or Type, Name)             (Print or Type, Name)

                                  PRESIDENT
-----------------------------     --------------------------
(Print or Type Title)             (Print or Type Title)

Date:                             Date:
     -------------------------         ---------------------

                                  Social Security Or Taxpayer ID No.59-2732028
                                                                    ----------

                                                           3M Financing Services

Schedule No. 001

THIS SCHEDULE to Master Lease Agreement dated October 10, 1996 ("Schedule") incorporates all of the terms of the referenced Master Lease Agreement ("Agreement"). This Schedule and the Agreement as it relates to this Schedule constitutes a lease ("Lease") for the equipment including the applicable software (collectively referred to as the "Equipment") described below between 3M Financing Services ("Lessor") and the Lessee indicated below. All terms used and not defined in this Schedule have the definitions stated in the Agreement.


A. LESSEE:          LEGAL NAME:                                                 1199 Mac, Inc. dba Electronic Computer Imaging
                    TRADE NAME (if any):
                    ADDRESS:                                                    6601 Lyons Road Suite C-2
                                                                                Coconut Creek, FL 33073

B.    SUPPLIER:     NAME:                                                       3m Commercial Graphics
                                                                                3M Center
                                                                                St Paul MN 55144

C.    EQUIPMENT LOCATION:
                    Street Address:                                             6601 Lyons Road Suite C-2
                    County:                                                     Broward
                    City, State Zip:                                            Coconut Creek, FL 33073

D.    DESCRIPTION OF EQUIPMENT:                                                 3M Graphic Printer

Equipment Type/Model & Serial/ID Numbers                 Number of Units                   Cost
----------------------------------------                 ---------------                ------------
3M Graphic Printer 9612                                          1                       $226,276.00
Color Image Processor(ultra sparc)
2.1 GB add'l Internal Disk Drive for color image
processo, Laminator, Orca III w/ silent air
compressor 3.0 software for 9612 Scanner, Howtek
D45OO including COSmyk Bd, Mounting Station Spare
Drum & cable, Color Densitometer (X-Rite 4O4G)
                                                         Equipment Price:               $226,276.00
                                                                                        -----------
                                                         Sales Tax:                      $13,576.56
                                                                                        -----------
                                                         Freight:
                                                                                        -----------
                                                         Delivery and Installation:
                                                                                        -----------
                                                         Service
                                                                                        -----------
                                                         Other:
                                                                                        -----------
                                                         Equipment Total Cost:          $239,852.56
                                                                                        -----------

L TRANSACTION TERMS:
Advance Rent:            $9,277.36                       Purchase Option (Equipment only):
Sales Tax:                                                      Fair Market Value
Total Advance Rent:      $9,277.36                       X      Fixed $1.00
                                                         Fixed Purchase Option in GA, MD, NM, TX or WI: % Rate
Initial Term (# of Months): 36 (in Advance)
Monthly Rent:           3         at                  $0.00
(plus any               3         at              $4,638.68
applicable             30         at              $9,277.36
taxes)                            at
                                  at
                                  at

Commitment to Lease expires on 01/09/97 ("Expiration Date").

F. INDEXING: The Lease Rate Factor (determined by dividing Rent by Total Equipment Cost) charged has been calculated, in part, using an interest rate based on the 3-year U.S. Treasury Constant Maturity of 6.29% ("Original Treasury Rate") as published in the Wall Street Journal on 9/16/96. This Lease Rate Factor will be held for thirty (30) days to 10/31/96 (the "Rate Expiration Date"). If Lessee does not accept the Equipment on or before the Rate Expiration Date, the Lease Rate Factor will be adjusted as follows: If the rate of the 3-year U.S. Treasury Constant Maturity on the Monday immediately preceding the Lease Commencement Date of Schedule No. 001 is greater or lesser than the Original Treasury Rate, Rent under Schedule No, 001 will be increased or decreased, as appropriate, by adjusting the Lease Rate Factor by approximately
0.00012 for each twenty-five (25) basis point change (or portion thereof, in which case the adjustment will be pro-rated) from the Original Treasury Rate.

                                                           3M Financing Services


Schedule No. 002
THIS SCHEDULE to Master Lease Agreement dated October 10, 1996 ("Schedule") Incorporates all of the terms of the referenced Master Lease Agreement ("Agreement"). This Schedule and the Agreement as it relates to this Schedule constitutes a lease ("Lease") for the equipment including the applicable software (collectively referred to as the "Equipment") described below between 3M Financing Services ("Lessor") and the Lessee indicated below. All terms used and not defined In this Schedule have the definitions stated in the Agreement.

A. LESSEE:          LEGAL NAME:            1199 Mac, Inc.
                    TRADE NAME (if any):   dba Electronic Computer Imaging
                    ADDRESS:               6601 Lyons Road, Suite C-2
                                           Coconut Creek, FL 33073

B. SUPPLIER:        NAME:                  3M
                                           3M Center
                                           St. Paul MN 55144

C. EQUIPMENT LOCATION:
                    Street Address:        6601 Lyons Road, Suite C-2
                    County:                Broward
                    City, State Zip:       Coconut Creek, FL 33073

D. DESCRIPTION OF EQUIPMENT:               Graphics Equipment

Equipment Type/Model & Serial/ID Numbers                 Number of Units                     Cost
----------------------------------------                 ---------------                ------------
Used Raster Graphics 5442                                      1                         $98,030.00
Color Image Processor                                          1
Ultra Sparc 1/200E with 2.1 Internal                           1
& 9.1 External HD Color Image Processor                        1
Software for Second WS                                         1
Adobe CPSI License for 5442                                    1
Adobe CPSI License for 36" TIJ Printer                         1
Scotchprint Material                                           1

                                                          Equipment Price:               $98,030.00
                                                                                        -----------
                                                          Sales Tax:                     $21,084.80
                                                                                        -----------
                                                          Freight:
                                                                                        -----------
                                                          Delivery and Installation:     $1 ,900,00
                                                                                        -----------
                                                          Service
                                                                                        -----------
                                                          Other: Refinance 7004802-001  $251,483.29
                                                                                        -----------
                                                          Equipment Total Cost:         $372,498.09
                                                                                        -----------

E.   TRANSACTION TERMS:

Advance Rent:                                        $16,479.32                        Purchase Option (Equipment only):
Sales Tax:                                                                                    Fair Market Value
Total Advance Rant:                                  $16,479.32                        X      Fixed $1.00
                                                                                              Fixed Purchase Option In GA, MD, NM,
                                                                                                TX or WI: % Rate
Initial Term (# of Months): 60 (in Advance)
Monthly Rental:  1          at     $16,479.32
(plus any       58          at     $8,239.66
applicable       1          at
taxes)                      at
                            at
                            at

Commitment to Lease expires on November 1, 1997 ("Expiration Date").

F. INDEXING: The Lease Rate Factor (determined by dividing Rent by Total Equipment Cost) charged has been calculated, in part, using an interest rate based on the 5-year U.S. Treasury Constant Maturity of 6.13% ("Original Treasury Rate") as published in the Wall Street Journal on 07/21/97 This Lease Rate Factor will be held for thirty (30) days to 09/25/97 (the "Rate Expiration Date"). If Lessee does not accept the Equipment on or before the Rate Expiration Date, the Lease Rate Factor will be adjusted as follows: If the rate of the 5-year U.S. Treasury Constant Maturity on the Monday immediately preceding the Lease Commencement Date of Schedule No. 002 is greater or lesser than the Original Treasury Rate, Rent under Schedule No. 002 will be increased or decreased, as appropriate, by adjusting the Lease Rate Factor by approximately
0.00012 for each twenty-five (25) basis point change (or portion thereof, in which case the adjustment will be pro-rated) from the Original Treasury Rate.

                                                           3M Financing Services

Annex B - Certificate of Acceptance

Annex B to Schedule No. 001 Effective Date: October 10, 1996 ("Schedule") Master Lease Agreement Effective Date: October 10, 1996
(Schedule and Master Lease as it relates to the Schedule are referred to as the "Lease")

To: 3M Financing Services (LESSOR):

A. LESSEE:          LEGAL NAME:            1199 Mac, Inc.
                    TRADE NAME (if any):   dba Electronic Computer Imaging
                    ADDRESS:               6601 Lyons Road, Suite C-2
                                           Coconut Creek, FL 33073

B. EQUIPMENT LOCATION:
                    Street Address:        8601 Lyons Road, Suite C-2
                    County:                Broward
                    City, State Zip:       Coconut Creek, FL 33073

C. DESCRIPTION OF EQUIPMENT (Including Software) 3M Graphic Printer

D. DELIVERY DATE:

Equipment Type/Model/Serial/ID Numbers                Number of Units
--------------------------------------                ---------------
3M Graphic Printer 9612                                      1
Color Image Processor(ultra sparc)
2.1 GB add'l Internal Disk Drive for color image processo, Laminator, Orca (II w/ silent air compressor 3.0 software for 9612 Scanner, Howtek
D4500 including COSmyk Bd, Mounting Station Spare
Drum & cable, Color Densitometer (X-Rite 4O4G)

LESSEE, THROUGH ITS AUTHORIZED REPRESENTATIVE, CERTIFIES TO LESSOR THAT:

(a) All the Equipment (including Software) described in the Lease, as modified above ("System"), has been delivered to and inspected by Lessee on the Lease Commencement Date specified below pursuant to the terms of the Lease;

(b) The System has been delivered and properly installed and is ready for operation. Lessee acknowledges that it has inspected the System and finds that the System performs in accordance with its published specifications;

(c) Lessee irrevocably accepts the System under the Lease as of the Lease Commencement Date; and

(d) No event which would allow the Lessor to declare a Default (Section 13 of the Master Lease Agreement) has occurred, and all of the representations and warranties made in the Lease are true as of the Lease Commencement Date.

                          LESSEE: 1199 Mac, Inc. dba Electronic Computer Imaging

                          By: /s/ Robert L. McDowell
                              --------------------------

                          Robert L. McDowell
                          ------------------------------
                          (Print or Type, Name)

                          PRESIDENT
                          ------------------------------
                          (Print or Type Title)

                          Date of Acceptance/
                           Lease Commencement Date: ________

UPON EXECUTION, PLEASE MAIL TO:
                               3M Financing Services
                               ATTN: Doreen Pennella
                               55 Federal Road
                               Danbury, CT 06810-3199

                                                           3M Financing Services

Annex B - Certificate of Acceptance

Annex B to Schedule No. 002 Effective Date: August 27, 1997 ("Schedule")

Master Lease Agreement Effective Date: October 10, 1996

(Schedule and Master Lease as it relates to the Schedule are referred to as the "Lease")

To:    3M Financing Services (LESSOR):

A. LESSEE:          LEGAL NAME:            1199 Mac, Inc.
                    TRADE NAME (if any):   dba Electronic Computer Imaging
                    ADDRESS:               6601 Lyons Road, Suite C-2
                                           Coconut Creek, FL 33073

B. EQUIPMENT LOCATION:
                    Street Address:        6601 Lyons Road, Suite C-2
                    County:                Broward
                    City, State Zip:       Coconut Creek, FL 33073

C. DESCRIPTION OF EQUIPMENT (Including Software) Graphics Equipment

D. DELIVERY DATE:

Equipment Type/Model/Serial/ID Numbers                Number of Units
--------------------------------------                ---------------
Used Raster Graphics 5442                                    1
Color Image Processor                                        1
Ultra Sparc 1/200E with 2.1 Internal                         1
& 9.1 External HD Color Image Processor                      1
Software for Second WS                                       1
Adobe CPSI License for 5442                                  1
Adobe CPSI License for 36" TIJ Printer                       1
Scotchprint Material                                         1

LESSEE, THROUGH ITS AUTHORIZED REPRESENTATIVE, CERTIFIES TO LESSOR THAT:

(a) All the Equipment (including Software) described in the Lease, as modified above ("System"), has been delivered to and inspected by Lessee on the Lease Commencement Date specified below pursuant to the terms of the Lease;

b) The System has been delivered and properly installed and is ready for operation. Lessee acknowledges that it has inspected the System and finds that the System performs in accordance with its published specifications;

(c) Lessee irrevocably accepts the System under the Lease as of the Lease Commencement Date; and

(d) No event which would allow the Lessor to declare a Default (Section 13 of the Master Lease Agreement) has occurred, and all of the representations and warranties made in the Lease are true as of the Lease Commencement Date.


                          LESSEE: 1199 Mac, Inc. dba Electronic Computer Imaging

                          By: /s/ Robert L. McDowell
                              --------------------------

                          Robert L. McDowell
                          ------------------------------
                          (Print or Type, Name)

                          PRESIDENT
                          ------------------------------
                          (Print or Type Title)

                          Date of Acceptance/
                           Lease Commencement Date: 10/29/97
                                                    --------

UPON EXECUTION, PLEASE MAIL TO:
                                3M Financing Services
                                ATTN: Barbara Zabretsky
                                55 Federal Road
                                Danbury, CT 06810-3199
                                Fax 800-327-4701
                                Phone 800-876-2033 x6204

                                                           3M Financing Services

Schedule No. 001

THIS SCHEDULE to Master Lease Agreement dated October 10, 1996 ("Schedule") Incorporates all of the terms of the referenced Master Lease ("Agreement"). This Schedule and the Agreement as it relates to this Schedule constitutes a lease ("Lease") for the equipment including the applicable software (collectively referred to as the "Equipment") described below between 3M Financing Services ("Lessor") and the Lessee indicated below. All terms used and not defined in this Schedule have the definitions stated in the Agreement.

A. LESSEE:          LEGAL NAME:            1199 Mac, Inc.
                    TRADE NAME (if any):   dba Electronic Computer Imaging
                    ADDRESS:               6601 Lyons Road, Suite C-2
                                           Coconut Creek, FL 33073

B. SUPPLIER:        NAME:                  3M Commercial Graphics
                                           3M Center
                                           St. Paul MN 55144

C. EQUIPMENT LOCATION:
                    Street Address:        6601 Lyons Road, Suite C-2
                    County:                Broward
                    City, State Zip:       Coconut Creek, FL 33073

D. DESCRIPTION OF EQUIPMENT:               3M Graphic Printer

Equipment Type/Model & Serial/ID Numbers                 Number of Units                     Cost
----------------------------------------                 ---------------                ------------
3M Graphic Printer 9612                                        1                         $226,276.00
Color Image Processor(ultra sparc)
2.1 GB add'l Internal Disk Drive for color image
processo, Laminator, Orca III w/ silent air
compressor 3.0 software for 9612 Scanner, Howtek
D4500 including COSmyk Bd, Mounting Station Spare
Drum & cable, Color Densitometer (X-Rite 4O4G)

                                                        Equipment Price:                $226,276.0
                                                                                       -----------
                                                        Sales Tax:                       $13,576.56
                                                                                       -----------
                                                        Freight:
                                                                                       -----------
                                                        Delivery end Installation:
                                                                                       -----------
                                                        Service
                                                                                       -----------
                                                        Other:
                                                                                       -----------
                                                        Equipment Total Cost:          $239,852.56
                                                                                       -----------

E. TRANSACTION TERMS:
Advance Rent:                 $9,277.36                                               Purchase Option (Equipment only):
Sales Tax:                                                                                  Pair Market Value
Total Advance Pent:           $9,277.36                                               X     Fixed $1.00
                                                                                            Fixed Purchase Option in GA, MD,
                                                                                            NM, TX or WI: % Rate

Initial Term (# of Months):                                    36 (In Advance)
Monthly Rent:            3         at                    $0.00
(plus any                3         at                $4,638,68
applicable              30         at                $9,277.33
taxes)                             at
                                   at

Commitment to Lease expires on O1/O9/97 ("Expiration Date")

F. INDEXING: The Lease Rate Factor (determined by dividing Rent by Total Equipment Cost) charged has been calculated, in part, using an interest rate based on the 3-year U.S. Treasury Constant Maturity of 6.29% ("Original Treasury Rate") as published in the Wall Street Journal on [ILLEGIBLE]. This Lease
Rate Factor will be held for thirty (30) days to 10/31/36 (the "Rate Expiration Date"). If Lessee does not accept on or before the Rate Expiration Date, the Lease Rate Factor will be adjusted as follows: If the rate of the 3-year U.S. Treasury Constant Maturity on the Monday immediately preceding the Lease Commencement Date of Schedule No. 001 is greater or lesser than the Original Treasury Rate, Rent under Schedule No. 001 will be increased or decreased, as appropriate, by adjusting the Lease Rate Factor by approximately 0.00012 for each twenty-five (25) basis point change (or portion thereof, in which case the adjustment will be pro-rated) from the Original Treasury Rate.